Exhibit 99.1

The Beachbody Company Evolves Core Business Model with Updated

Omnichannel Approach Focused on Accelerating Path to Profitable Growth

Reduces costs, broadens distribution channels, and is expected to lower revenue break-even point1 by approximately ~47%

•	Transitions from MLM to a single-level Affiliate Program, launching Nov 1, 2024

•	Expands its current direct-to-consumer, Amazon, and partnership-driven sales channels

•	Expects to significantly improve revenue break-even point, decreasing from less than $430 million in annual revenue to less than $225 million

•	Reduces its workforce by approximately 33 percent, anticipating overhead savings of $54 million on an annualized run-rate basis

EL SEGUNDO, September 30, 2024 – The Beachbody Company, Inc. (NYSE: BODI) (or “the Company” or “BODi”), a leading fitness and nutrition company, today announced the evolution of its core business model with an omnichannel sales channel approach that will streamline operations and better position the Company for future profitable growth. As a result of this restructuring, BODi will reduce costs, broaden its distribution channels, and significantly lower its revenue break-even point.

New Business Model

As part of its strategic shift to optimize its omnichannel distribution platform, BODi will transition from its current Multi-Level Marketing (MLM) Network channel to a single-level Affiliate Program, which will launch November 1, 2024. Current participants in the Team BODi Partner Network in the United States and Canada will transition to the new Affiliate Program that is focused on being more productive and rewarding for a larger group of sellers. BODi’s MLM Network will begin winding down and is expected to be fully wound down by January 1, 2025.

“The first phase of our turnaround is centered on lowering our infrastructure costs and re-architecting our financial model,” Mark Goldston, Executive Chairman of BODi, said. “We have successfully accomplished that goal – we’ve lowered our revenue break-even point by more than $400 million, have reduced our net losses and generated positive Adjusted EBITDA over the last three quarters. The next phase of our journey is to optimize and broaden our points of distribution by converting the existing MLM to a single-level affiliate network, and expanding our direct-to-consumer, Amazon and partnership-driven sales channels, which we believe will further open the sales aperture and diversify our revenue sources.”

Mr. Goldston continued, “We recognize that in light of today’s current market dynamics, as well as consumer preferences, the multi-level marketing distribution model is outdated and unsustainable. The evolution to the affiliate model offers a simpler, more modern approach to customer acquisition and will directly reward the seller for their effort. The organizational challenges and complexity of the MLM approach has weighed on the Company’s turnaround and the ability of Partners to optimize their potential. We are confident this shift will be beneficial to stakeholders and to new potential participants. I look forward to sharing more details on our third quarter earnings call.”

[1]	Revenue break-even point is defined as the revenue necessary to achieve break-even in our Adjusted EBITDA

Carl Daikeler, CEO and Co-founder of BODi, said: “Since our founding, we have had a long history of evolving our business model to adjust to dynamic market environments. We continue to adapt and evolve to optimize our sales channels. We believe that transitioning to the Affiliate Model will energize our network of Partners and new participants to stay more consistent with their own health and fitness objectives and share their results to help others live healthier and more fulfilling lives and get paid for it, now without the complexity of managing and recruiting a team of other Partners.”

Corporate Restructuring

This Board-approved corporate restructuring plan (the “Pivot”) will centralize the business around one eCommerce platform at BODi.com, eliminate the network marketing support functions, and reduce BODi’s workforce by approximately 33 percent. The Company anticipates that these cost reductions will result in overhead savings of $54 million on an annualized run-rate basis and will lower the Company’s revenue break-even point from less than $430 million of annual revenue to less than $225 million of annual revenue.

Mr. Daikeler continued: “While these steps are absolutely necessary to align the Company with its new strategic direction, the painful part of this decision is saying goodbye to some of our team. I am deeply grateful to everyone who has contributed so much to the substantial progress BODi has experienced over the last 26 years. But our evolution is critical to position us to help even more people and improve the opportunity for our partners and customers to get the best results for the long term.”

Third Quarter Guidance

As part of the announcement, BODi also reaffirms its financial guidance for the third quarter ending September 30, 2024. The company continues to expect revenue in the range of $97 million to $107 million, net loss of $9 million to $13 million (excluding restructuring related charges of approximately $9 million to $11 million and the potential for goodwill impairment that is being evaluated as part of the Company’s third quarter close), and Adjusted EBITDA of $2 million to $6 million. The Company will announce third quarter results and discuss its fourth quarter and full year outlook when it reports third quarter earnings.

About BODi and The Beachbody Company, Inc.

Originally known as Beachbody, BODi has been innovating structured step-by-step home fitness and nutrition programs for 26 years such as P90X, INSANITY and 21 Day Fix, plus the first premium superfood nutrition supplement, Shakeology. Since its inception in 1999, BODi has helped over 30 million customers pursue extraordinary life-changing results. The BODi community represents millions of people helping each other stay accountable to goals of healthy weight loss, improved strength and energy, and resilient mental and physical well-being. For more information, please visit TheBeachbodyCompany.com.

Safe Harbor Statement

This press release of The Beachbody Company, Inc. (“we,” “us,” “our,” and similar terms) contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are statements other than statements of historical facts and statements in future tense. These statements include but are not limited to, statements regarding our future performance and our market opportunity, including expected financial results for the second quarter and full year, our business strategy, our plans, and our objectives and future operations.

Forward-looking statements are based upon various estimates and assumptions, as well as information known to us as of the date hereof and are subject to risks and uncertainties. Accordingly, actual results could differ materially due to a variety of factors, including: our ability to effectively compete in the fitness and nutrition industries; our ability to successfully acquire and integrate new operations; our reliance on a few key products; market conditions and global and economic factors beyond our control; intense competition and competitive pressures from other companies worldwide in the industries in which we operate; our ability to implement the proposed restructuring of our core business model; and litigation and the ability to adequately protect our intellectual property rights. You can identify these statements by the use of terminology such as “believe”, “plans”, “expect”, “will”, “should,” “could”, “estimate”, “anticipate” or similar forward-looking terms. You should not rely on these forward-looking statements as they involve risks and uncertainties that may cause actual results to vary materially from the forward-looking statements. For more information regarding the risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements, as well as risks relating to our business in general, we refer you to the “Risk Factors” section of our Securities and Exchange Commission (SEC) filings, including those risks and uncertainties included in the Form 10-K filed with the SEC on March 11, 2024 and any subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, which are available on the Investor Relations page of our website at https://investors.thebeachbodycompany.com and on the SEC website at www.sec.gov.

All forward-looking statements contained herein are based on information available to us as of the date hereof and you should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, performance, or achievements. We undertake no obligation to update any of these forward-looking statements for any reason after the date of this press release or to conform these statements to actual results or revised expectations, except as required by law. Undue reliance should not be placed on forward-looking statements.

Media Relations:

BODiPR@icrinc.com